PERIMETER SMALL CAP GROWTH FUND

A Series of

The Advisors' Inner Circle Fund II

One Freedom Valley Drive
Oaks, Pennsylvania 19456
1-888-968-4964

November 11, 2009

Dear Shareholder:

On behalf of the Board of Trustees of The Advisors' Inner Circle Fund II (the "Trust"), we are pleased to invite you to a special meeting of shareholders of the Perimeter Small Cap Growth Fund (the "Fund") to be held at 12:00 p.m. (Eastern time) on December 11, 2009 at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the "Special Meeting"). At the Special Meeting, you will be asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement"), by and among the Trust, The RBB Fund, Inc. ("RBB") and Perimeter Capital Management LLC (the "Adviser"), which contemplates the reorganization of the Fund into a corresponding fund and share classes (as listed below) of RBB (the "RBB Fund").

Perimeter Small Cap Growth Fund (a series of The Advisor's Inner Circle Fund II) Investor Class Shares I Shares	Perimeter Small Cap Growth Fund (a series of The RBB Fund, Inc.) Investor Class Shares I Shares

The Trustees of the Trust unanimously recommend that you vote to approve the proposed reorganization.

In considering these matters, you should note:

•  Same Investment Objectives and Policies

The RBB Fund is a newly-organized portfolio that has been created for purposes of the reorganization and has the same investment objectives and policies as those of the Fund. The Adviser will continue to serve as the investment adviser to the RBB Fund.

•  Same Aggregate Value of Shares

The RBB Fund shares you receive in the reorganization will have the same total dollar value as the total dollar value of the Fund shares that you held immediately prior to the reorganization. The exchange of Fund shares for RBB Fund shares is intended to be tax-free under federal income tax laws (although there can be no assurances that the Internal Revenue Service will take a similar position).

•  Similar Fund Operating Expenses

The Adviser is currently waiving fees and/or reimbursing expenses in order to limit the Fund's total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.35% and 1.10% of the Fund's average daily net assets for the Investor Class Shares and I Shares, respectively. The Adviser has contractually agreed to continue to waive its advisory fee and/or reimburse expenses in order to limit total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.35% and 1.10% of the RBB Fund's average daily net assets for the Investor Class Shares and I Shares, respectively, through December 31, 2011.

•  Similar Shareholder Services

As a shareholder of the RBB Fund, you will have access to a wide range of shareholder services, including telephone redemption services and toll-free shareholder service support similar to the services currently available to you as a shareholder of the Fund.

•  Reasons for the Reorganization

In July 2009, the Adviser notified the Trustees of the Trust that, after exploring various alternatives for the Fund, it was recommending that the Trustees approve the reorganization of the Fund into the RBB Fund. Based on estimated expenses, the Adviser expects shareholders to benefit from the lower expenses of the RBB Fund. The Adviser has agreed to waive fees and reimburse expenses as necessary to limit the RBB Fund's total annual fund operating expenses as described above through December 31, 2011. In addition, the RBB Fund will implement a securities lending program which the Adviser believes will provide the opportunity for greater return to shareholders. The Adviser also expects the RBB Fund to realize greater efficiency due to the fact that most of RBB's service providers are affiliated entities.

After reviewing and considering, with the assistance of independent legal counsel, a number of factors relating to RBB and the RBB Fund, the Trustees of the Trust determined that the reorganization of the Fund into the RBB Fund is in the best interest of the shareholders of the Fund.

To see how the reorganization will affect the Fund, please carefully review the enclosed materials where you will find information on the expenses, investment policies and services relating to the RBB Fund.

* * * * *

2

The formal Notice of Special Meeting, a Combined Proxy Statement/Prospectus, a Proxy Ballot and the applicable RBB Fund prospectus(es) are enclosed. Please be sure to vote and return the Proxy Ballot.

Whether or not you plan to attend the Special Meeting, you may vote by proxy in any of the following ways:

1.  Internet — Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed Proxy Ballot. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Ballot.

2.  Telephone — Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free telephone number and required control number are printed on your enclosed Proxy Ballot. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Ballot.

3.  By mail — If you vote by mail, please indicate your voting instructions on the enclosed Proxy Ballot, date and sign the Proxy Ballot, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Please return your Proxy Ballot or follow the instructions in the enclosed materials to vote on-line or by telephone so that your vote will be counted.

Your vote is important to us regardless of the number of shares that you own. Please vote by returning your Proxy Ballot today in the enclosed postage-paid envelope. You also may vote your proxy by a toll-free phone call or by voting on-line, as indicated in the enclosed materials.

The proposed reorganization and the reasons for the Trustees' unanimous recommendation are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the reorganization, please do not hesitate to contact the Trust toll free at 1-888-968-4964.

We look forward to your attendance at the Special Meeting or receiving your Proxy Ballot or your on-line or telephone instructions so that your shares may be voted at the Special Meeting.

Sincerely,

Philip T. Masterson

President

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THE ADVISORS' INNER CIRCLE FUND II
THE RBB FUND, INC.
November 11, 2009

Questions & Answers

For Shareholders of the Perimeter Small Cap Growth Fund:

The following questions and answers provide an overview of the proposal to reorganize your portfolio of The Advisors' Inner Circle Fund II (the "Trust") into a corresponding portfolio of The RBB Fund, Inc. ("RBB") We also encourage you to read the full text of the combined proxy statement/prospectus (the "Proxy/Prospectus") that follows.

Q:  What are shareholders being asked to vote upon?

A:  Shareholders are being asked in the attached Proxy/Prospectus to consider and approve a proposal to reorganize the Perimeter Small Cap Growth Fund (the "Fund") offered by the Trust into a corresponding portfolio offered by RBB (the "RBB Fund"). Shareholders of the Fund will vote on the proposal together as a single class.

Q.  Why has the reorganization of the Fund into the RBB Fund been recommended?

A:  The Trustees of the Trust have determined that the reorganization of the Fund into the RBB Fund is in the best interest of the shareholders of the Fund. In July 2009, Perimeter Capital Management LLC (the "Adviser") notified the Trustees of the Trust that, after exploring alternatives for the Fund, it was recommending that the Trustees approve the reorganization of the Fund into the RBB Fund.

After reviewing and considering, with the assistance of independent legal counsel, a number of factors relating to RBB and the RBB Fund, the Trustees of the Trust determined that the reorganization of the Fund into the RBB Fund is in the best interest of the shareholders of the Fund.

All of the expenses of the proposed reorganization of the Fund into the RBB Fund will be paid by the Adviser or RBB, except for the fees paid to governmental authorities for registering or qualifying the shares of the RBB Fund to be issued in connection with the reorganization, which fees will be paid by the RBB Fund.

Q:  What is the anticipated timing of the reorganization?

A:  The Special Meeting of shareholders to consider the proposal is scheduled to occur on December 11, 2009. If all necessary approvals are obtained, the proposed reorganization will likely take place on December 14, 2009.

Q:  Who will receive the Proxy/Prospectus material?

A:  The Proxy/Prospectus has been mailed to all persons and entities that held shares of record in the Fund on October 15, 2009. Please note that in some cases record ownership of and/or voting authority over Fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the combined Proxy/Prospectus.

Q:  How is the Fund proposed to be reorganized?

A:  The Agreement and Plan of Reorganization ("Reorganization Agreement") for the Fund, approved by the Trustees of the Trust, contemplates the reorganization of the Fund into a corresponding fund and share classes of RBB having the same investment objectives and policies as the Fund. The Perimeter Small Cap Growth Fund is a newly organized portfolio of RBB that has been created for purposes of the reorganization and will not commence operations until the date of the reorganization.

Q:  Which class of shares of the RBB Fund will I receive in the reorganization?

A:  Holders of Investor Class Shares of the Fund will receive Investor Class Shares of the RBB Fund and holders of I Shares of the Fund will receive I Shares of the RBB Fund.

If the reorganization is approved by shareholders, Fund shareholders who do not wish to have their shares exchanged for shares of the RBB Fund as part of the reorganization should redeem their shares prior to the consummation of the reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q:  What are the federal tax implications to shareholders in connection with the proposed reorganization?

A:  Shareholders of the Fund are not expected to recognize gain or loss for federal income tax purposes on the exchange of their shares for the shares of the RBB Fund in the reorganization. The cost basis and holding period of the Fund's shares are expected to carry over to your new shares in the RBB Fund.

You should consult your own tax advisor regarding other federal, state or local tax consequences of the reorganization.

PERIMETER SMALL CAP GROWTH FUND

A Series of

The Advisors' Inner Circle Fund II

One Freedom Valley Drive
Oaks, Pennsylvania 19456
1-888-968-4964

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On December 11, 2009

To Shareholders of the Perimeter Small Cap Growth Fund:

NOTICE IS GIVEN THAT a special meeting of the shareholders (the "Special Meeting") of the Perimeter Small Cap Growth Fund (the "Fund") of The Advisors' Inner Circle Fund II (the "Trust"), will be held at 12:00 p.m. (Eastern time) on December 11, 2009 at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 for the purpose of considering and voting upon:

ITEM 1. A proposal to approve an Agreement and Plan of Reorganization by and among the Trust, The RBB Fund, Inc. ("RBB") and Perimeter Capital Management LLC, which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Fund to a corresponding investment portfolio of RBB (the "RBB Fund") in exchange for shares of the designated classes of the RBB Fund; (2) the distribution of the shares of designated classes of the RBB Fund to the shareholders of the Fund; and (3) the subsequent liquidation and termination of the Fund.

Item 1 is described in the attached Combined Proxy Statement/Prospectus. Your Trustees unanimously recommend that you vote in favor of the proposal.

Shareholders of record as of the close of business on October 15, 2009 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

You are requested to mark, date, sign and return promptly in the enclosed envelope the accompanying proxy ballot(s) that is/are being solicited by the Trustees of the Trust. This is important to ensure a quorum at the Special Meeting. You also may return proxies by: 1) touch-tone telephone voting or 2) voting on-line. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 11, 2009

The proxy statement and prospectus are available at www.perimetercap.com.

By Order of the Board of Trustees,

Joseph Gallo

Secretary

We need your proxy vote immediately. You may think that your vote is not important, but it is. By law, the Special Meeting will have to be adjourned without conducting any business if a majority of the shares of the Fund entitled to vote in person or by proxy at the meeting are not represented at the meeting. In that event, the Trust would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Trust to hold the Special Meeting as scheduled, so please return your proxy ballot(s) immediately or vote on-line or by telephone.

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COMBINED PROXY STATEMENT/PROSPECTUS
November 11, 2009

PERIMETER SMALL CAP GROWTH FUND
A Series of
The Advisors' Inner Circle Fund II
One Freedom Valley Drive
Oaks, Pennsylvania 19456

PERIMETER SMALL CAP GROWTH FUND
A Series of
The RBB Fund, Inc.
Bellevue Park Corporate Center
301 Bellevue Parkway
Wilmington, Delaware 19809

1-888-968-4964

This combined proxy statement/prospectus ("Proxy/Prospectus") is being sent to shareholders of the Perimeter Small Cap Growth Fund (the "Fund"), a series of The Advisors' Inner Circle Fund II, a Massachusetts business trust (the "Trust"). The Trustees of the Trust (the "Trustees") have called a Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on December 11, 2009 at 12:00 p.m. Eastern time.

At the Special Meeting, shareholders of the Fund will be asked:

•  To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and between the Trust, The RBB Fund, Inc. ("RBB") and Perimeter Capital Management LLC ("Perimeter" or the "Adviser"), which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Fund to a corresponding investment portfolio of RBB (the "RBB Fund") in exchange for shares of the designated classes of the RBB Fund; (2) the distribution of the shares of designated classes of the RBB Fund to the shareholders of the Fund; and (3) the subsequent liquidation and termination of the Fund.

Reorganization Agreement. The Reorganization Agreement, which is attached as Appendix A, provides for the transfer of all of the assets and liabilities of the Fund to the RBB Fund in exchange for Investor Class Shares or I Shares of the RBB Fund, as applicable (as listed below).

Perimeter Small Cap Growth Fund (a series of The Advisors' Inner Circle Fund II) Investor Class Shares I Shares	Perimeter Small Cap Growth Fund (a series of The RBB Fund, Inc.) Investor Class Shares I Shares

The Trust and RBB are both registered, open-end management investment companies (mutual funds). As a result of the reorganization, shareholders of the Fund will become shareholders of the RBB Fund (the Fund and the RBB Fund are sometimes referred to as "Funds"). The transactions contemplated by the Reorganization Agreement are referred to collectively as the "Reorganization."

The Perimeter Small Cap Growth Fund is a newly organized portfolio of RBB that has been created for purposes of the Reorganization and will not commence operations until the date of the Reorganization. The RBB Fund has the same investment objectives and policies as those of the Fund. Perimeter will continue to serve as the investment adviser to the RBB Fund.

This Proxy/Prospectus sets forth concisely the information that a Fund shareholder should know before voting on the Reorganization and investing in the RBB Fund, and should be retained for future reference. It is both the Fund's proxy statement for the Special Meeting and a prospectus for the RBB Fund.

Additional information about the Fund is set forth in the Statement of Additional Information dated November 11, 2009 relating to this Proxy/Prospectus and in the Fund's prospectuses dated November 28, 2008, which you have previously been given or sent, and are incorporated herein by reference. Each of these documents is on file with the U.S. Securities and Exchange Commission (the "SEC"), and is available without charge by calling 1-888-968-4964 or by writing the Trust at the following address: The Advisors' Inner Circle Fund II, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The information contained in the current prospectuses for the Investor Class Shares and I Shares of the RBB Fund dated November 5, 2009 is also incorporated by reference into this Proxy/Prospectus. Each of these documents is on file with the SEC, and is available without charge by calling or writing RBB at the telephone number stated above or by writing RBB at the following address: Perimeter Small Cap Growth Fund, c/o PNC Global Investment Servicing (U.S.) Inc., PO Box 9809, Providence, RI 02940. In addition, a current prospectus for the RBB Fund accompanies this Proxy/Prospectus.

The Annual Report for the Fund for the year ended July 31, 2009 can be obtained without charge by calling the Trust at the telephone number stated above or by writing the Trust at the following address: The Advisors' Inner Circle Fund II, One Freedom Valley Drive, Oaks, Pennsylvania 19456. This document, together with other information about the Fund and the RBB Fund, is also available on the SEC's website at www.sec.gov.

This Proxy/Prospectus is expected to be first sent to shareholders on or about November 11, 2009.

An investment in the Fund or the RBB Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in either Fund involves investment risk, including the possible loss of principal.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy/Prospectus. Any representation to the contrary is a criminal offense.

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PROXY STATEMENT/PROSPECTUS

Table of Contents

SUMMARY	1

Boards' Consideration of the Reorganization	1

The Reorganization	1

Federal Income Tax Consequences of the Reorganization	2

Comparison of Fees and Expenses	2

Voting Information	8

PRINCIPAL RISK FACTORS	8

Comparison of Risks of Investing	8

INFORMATION ABOUT THE REORGANIZATION	9

Trustees' Considerations	9

The Reorganization Agreement	11

Description of the Securities to be Issued	12

Federal Income Tax Consequences	13

Capitalization	14

COMPARISON OF THE FUND AND THE RBB FUND	15

Investment Objectives and Principal Investment Strategies	15

Investment Restrictions	15

Comparison of the Trust's and RBB's Charter Documents	17

Investment Adviser and Advisory Fee Information	20

Other Service Providers	21

Administration Arrangements	21

Shareholder Transactions and Services of the Fund and the RBB Fund	23

Dividends and Other Distributions	25

MATERIALS INCORPARATED BY REFERENCE	25

VOTING INFORMATION	26

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	27

OTHER INFORMATION	28

SHAREHOLDER INQUIRIES	30

APPENDIX A	A-1

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SUMMARY

The following is a summary of certain information contained in this Proxy/Prospectus and the Reorganization Agreement. The Reorganization Agreement governs the terms of the Reorganization and is attached as Appendix A.

Boards' Consideration of the Reorganization

At a meeting held on August 12, 2009, the Trustees of the Trust considered the Reorganization Agreement and the Reorganization of the Fund into the RBB Fund. Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Trustees of the Trust, including all of the non-interested Trustees (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), who were represented by independent legal counsel, determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of the shareholders of the Fund and that the interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization. For additional information, see "Information About the Reorganization — Trustees' Considerations."

The Trustees of the Trust unanimously recommend that shareholders of the Fund approve the Reorganization Agreement.

At a meeting held on August 17, 2009, the Board of Directors of RBB similarly found that participation in the Reorganization is in the best interests of the RBB Fund and that the interests of the shareholders of the RBB Fund will not be diluted as a result of the Reorganization.

The Reorganization

The Reorganization Agreement provides for a Reorganization involving the Fund and the RBB Fund. The RBB Fund is a newly organized series of RBB that has been created for purposes of the Reorganization and will not commence operations until the date of the Reorganization. The RBB Fund has the same investment objectives and policies as those of the Fund.

As set forth in the Reorganization Agreement, the Reorganization between the Fund and the RBB Fund would involve:

•  The transfer of all assets and liabilities of the Fund to the RBB Fund in exchange for shares of the RBB Fund having aggregate values equal to the net asset values of the corresponding shares of the Fund as of the close of business on the business day immediately preceding the closing date;

•  The distribution of the RBB Fund shares to each holder of the corresponding shares of the Fund as of the closing date; and

•  The liquidation and termination of the Fund.

As a result of the Reorganization, each Fund shareholder will become a shareholder of the RBB Fund and will hold, immediately after the Reorganization, RBB Fund shares having a total dollar value equal to the total dollar value of the shares such shareholder held in the Fund immediately prior to the effectiveness of the Reorganization. The exchange of shares in the Reorganization is intended to be tax-free under federal income tax laws (although there can be no assurances that the Internal Revenue Service will take a similar position) and shareholders of the Fund will not pay any sales charge as a result of the exchange of the shares in the Reorganization.

If approved, the Reorganization will occur as of the opening of business on or about December 14, 2009, or another date selected by the Trust and RBB. Approval of the Reorganization requires the approval of the holders of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are represented at the Special Meeting in person or by proxy. See "Information about the Reorganization" and "Voting Information" below.

In July 2009, the Adviser notified the Trustees of the Trust that, after exploring various alternatives for the Fund, it was recommending that the Trustees approve the Reorganization of the Fund into the RBB Fund. Based on estimated expenses, the Adviser expects shareholders to benefit from the lower expenses of the RBB Fund. The Adviser has agreed to waive fees and reimburse expenses as necessary to limit the RBB Fund's total annual fund operating expenses to 1.35% and 1.10% of the RBB Fund's average daily net assets for the Investor Class Shares and I Shares, respectively, through December 31, 2011. In addition, the RBB Fund will implement a securities lending program which the Adviser believes will provide the opportunity for greater return to shareholders. The Adviser also expects the RBB Fund to realize greater efficiency due to the fact that most of RBB's service providers are affiliated entities.

The Trustees reviewed and considered, with the assistance of independent legal counsel, a number of factors relating to RBB and the RBB Fund. For these reasons and additional reasons set forth below under "Information About the Reorganization — Considerations of the Trustees of the Trust" the Trustees of the Trust unanimously recommend the approval of the proposed Reorganization by the Fund's shareholders.

Federal Income Tax Consequences of the Reorganization

It is contemplated that the Reorganization will not result in the recognition, for federal income tax purposes, of gain or loss by the Fund, the RBB Fund or their respective shareholders.

As a condition to the closing of the Reorganization, the Trust and RBB will receive an opinion from RBB's counsel, Drinker Biddle & Reath LLP (based on certain facts, qualifications, assumptions and representations) to the effect that the Reorganization, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). See "Information About the Reorganization — Federal Income Tax Consequences," below.

Comparison of Fees and Expenses

The Fund and RBB Fund Expenses

Expense Ratio Tables. Expenses of mutual funds are often measured by their expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year). The total expenses of the Fund differ from the expenses of the RBB Fund.

The following tables: (1) compare the fees and expenses for the Fund and the RBB Fund based on actual expenses for a recent twelve month period and (2) show the estimated fees and expenses for the RBB Fund on a pro forma basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in the Fund will bear as shareholders of the RBB Fund. The tables enable you to compare and contrast the recent expense levels for the Fund and the RBB Fund and obtain a general idea of what the expense levels would be if the Reorganization occurs. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the Fund or the RBB Fund. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

For financial statement purposes the Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Fund's operating history will be used for financial reporting purposes.

Example Tables. Following the expense ratio tables are expense examples intended to help you compare and contrast the cost of investing in: (1) the Fund as it currently exists, (2) the RBB Fund as it currently exists, and (3) the RBB Fund if it acquires the Fund (i.e., the "pro forma" figure).

The examples depict the dollar amount of expenses on a hypothetical investment in the Fund, the RBB Fund and the Combined Fund for the periods shown. In the "pro forma" line, the dollar figures shown are computed based on the total operating expense figures from the corresponding expense ratio table and do not reflect any voluntary expense waivers or reimbursement.

PERIMETER SMALL CAP GROWTH FUND —
INVESTOR CLASS SHARES AND CLASS I SHARES

	The Fund				The RBB Fund/ Combined Fund Pro Forma
	Investor Class Shares		I Shares		Investor Class Shares		I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases	None		None		None		None
Maximum Deferred Sales Charge	None		None		None(1)		None
Maximum Sales Charge Imposed on Reinvested Dividends	None		None		None		None
Redemption Fee	2.00	%(1)	2.00	%(1)	2.00	%(2)	2.00	%(2)
Exchange Fee	None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.90%		0.90%		0.90%		0.90%
Distribution (12b-1) Fees	None		None		0.25%		None
Other Expenses	0.51	%(3)(4)	0.46	%(4)	0.25	%(4)	0.25	%(4)
Total Annual Fund Operating Expenses	1.41	%†(5)	1.36	%†(6)	1.40	%*	1.15	%*
Fee Waivers and Expense Reimbursements	—	(5)	—	(6)	(0.05	)%(7)	(0.05	)%(7)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.41%		1.36%		1.35%		1.10%

†  Proceeds wired to your bank account may be subject to a $10 fee.

*  Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)  This redemption fee will be imposed on shares of the Fund redeemed within seven days of purchase unless the redemption is excluded under the Fund's Redemption Fee Policy. This fee is not a sales charge and is payable directly to the Fund.

(2)  To prevent the RBB Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the RBB Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within seven days of purchase.

(3)  Other expenses include shareholder servicing fees of up to 0.25% of the Investor Class Shares' average daily net assets.

(4)  "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class Shares and I Shares, respectively. Other expenses for the RBB Fund and Combined Fund Pro Forma reflect the estimated expenses assuming the Reorganization occurred on August 1, 2008.

(5)  Effective June 1, 2009, the Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding, as a percentage of the Fund's Investor Class Shares' average daily net assets, 1.10% plus the amount of any shareholder servicing fees paid by the Fund up to 0.25%. The Adviser may discontinue all or part of its fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.10% plus the amount of any shareholder servicing fees paid by the Fund up to 0.25% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period.

(6)  Effective June 1, 2009, the Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and expenses) from exceeding 1.10% of the Fund's I Shares' average daily net assets. The Adviser may discontinue all or part of its fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.10% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period.

(7)  The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) to 1.35% and 1.10% of the RBB Fund's average daily net assets for the Investor Class Shares and I Shares, respectively, through December 31, 2011. Extraordinary items are items that are unusual and infrequent. If at any time during the first three years the advisory agreement between the Adviser and RBB on behalf of the RBB Fund is in effect, the RBB Fund's Total Annual Fund Operating Expenses for that year are less than 1.35% or 1.10% for the Investor Class Shares and I Shares, respectively, the Adviser is entitled to reimbursement by the RBB Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund under the fee waiver and expense reimbursement arrangements.

Examples

The following examples are intended to help you compare the cost of investing in: (1) the Fund as it currently exists; (2) the RBB Fund as it currently exists; and (3) the RBB Fund if it acquires the Fund (i.e., the Combined Fund Pro Forma) with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Investor Class Shares or I Shares of the Fund, the RBB Fund or the Combined Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund's, RBB Fund's or Combined Fund's operating expenses remain the same and that all dividends and other distributions are reinvested. The examples reflect contractual waivers for the stated period, but do not reflect any voluntary fee waivers and/or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
The Fund
Investor Class Shares	$144	$446	$771	$1,691
I Shares	$138	$431	$745	$1,635
The RBB Fund
Investor Class Shares	$137	$433	$756	$1,671
I Shares	$112	$355	$623	$1,388
Combined Fund Pro Forma
Investor Class Shares	$137	$433	$756	$1,671
I Shares	$112	$355	$623	$1,388

The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. In addition, while the projected post-Reorganization pro forma Annual Fund Operating Expenses and Example Expenses presented above represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the RBB Fund's assets, many of which are beyond the control of RBB and the Adviser.

Overview of the Fund and the RBB Fund

Comparison of Investment Objectives

The investment objective of the Fund is identical to that of the RBB Fund, that is to seek long-term capital appreciation. The investment objective, policies and restrictions of the Fund are the same as those of the RBB Fund. For additional information, see "Comparison of the Fund and the RBB Fund — Investment Objectives and Principal Strategies — Investment Restrictions."

Service Providers

Perimeter Capital Management LLC ("Perimeter" or the "Adviser") currently serves as the investment adviser to the Fund and will serve as the investment adviser to the RBB Fund.

The Fund and the RBB Fund have different administrators, distributors, transfer agents and other service providers. For a detailed description of the management of the RBB Fund, including the investment adviser and other service providers to the RBB Fund, see "Comparison of the Fund and the RBB Fund — The Investment Adviser and Advisory Fee Information," "Comparison of the Fund and the RBB Fund — Other Service Providers," and the RBB Fund's prospectus(es) which accompany this Proxy/Prospectus.

Share Class Characteristics and Shareholder Transactions and Services

Sales Load, Distribution and Shareholder Servicing Arrangements for the Fund

Investor Class Shares. Investor Class Shares of the Fund are offered at net asset value with no front-end or contingent deferred sales charges. The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of Investor Class Shares. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, Perimeter or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders.

Investor Class Shares of the Fund are subject to a 2.00% redemption fee on the redemption of shares within seven days of purchase unless the redemption is excluded under the Fund's Redemption Fee Policy.

I Shares. I Shares of the Fund are offered at net asset value with no front-end or contingent deferred sales charges. I Shares are not subject to fees payable under a distribution plan or shareholder servicing plan.

I Shares of the Fund are subject to a 2.00% redemption fee on the redemption of shares within seven days of purchase unless the redemption is excluded under the Fund's Redemption Fee Policy.

Sales Load, Distribution and Shareholder Servicing Arrangements for the RBB Fund

Investor Class Shares. Investor Class Shares of the RBB Fund are offered at net asset value with no front-end or contingent deferred sales charges. The RBB Fund has adopted a distribution and service plan (the "RBB Investor Class Plan") under which Investor Class Shares of the RBB Fund bear distribution and service fees paid to authorized dealers and PFPC Distributors, Inc. ("PFPC"), the RBB Fund's principal underwriter. Under the RBB Investor Class Plan, PFPC is entitled to a monthly fee from the RBB Fund for distribution services equal, on an annual basis, to 0.25% of the average daily net assets of the RBB Fund attributable to Investor Class Shares. The distribution fees are subject to the requirements of Rule 12b-1 under the 1940 Act, and may be used (among other things) for: (1) compensation for PFPC's services in connection with Investor Class distribution assistance; or (2) a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and PFPC's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with Investor Class distribution assistance.

Investor Class Shares of the RBB Fund are subject to a 2.00% redemption fee on the redemption of shares within seven days of purchase unless the redemption is excluded under the RBB Fund's Redemption Fee Policy. Investor Class Shares of the RBB Fund issued on the closing date of the Reorganization to Fund shareholders in connection with the Reorganization will not be subject to the redemption fee. However, new purchases of Investor Class Shares of the RBB Fund made by former Fund shareholders on or after the closing date of the Reorganization will be subject to the redemption fee unless the redemption fee is excluded under the RBB Fund's Redemption Fee Policy.

I Shares. I Shares of the RBB Fund are offered at net asset value with no front-end or contingent deferred sales charges. I Shares are not subject to a distribution plan or shareholder servicing plan.

I Shares of the RBB Fund are subject to a 2.00% redemption fee on the redemption of shares within seven days of purchase unless the redemption is excluded under the RBB Fund's Redemption Fee Policy. I Shares of the RBB Fund issued on the closing date of the Reorganization to Fund shareholders in connection with the Reorganization will not be subject to the redemption fee. However, new purchases of I Shares of the RBB Fund made by former Fund shareholders on or after the closing date of the Reorganization will be subject to the redemption fee unless the redemption fee is excluded under the RBB Fund's Redemption Fee Policy.

Voting Information

The Trustees of the Trust are furnishing this Proxy/Prospectus in connection with the solicitation of proxies. Only shareholders of record at the close of business on October 15, 2009, will be entitled to vote at the Special Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon. If no instruction is made, the named proxies will vote in favor of the proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. For additional information, see "Voting Information" below.

PRINCIPAL RISK FACTORS

Comparison of Risks of Investing

An investment in the Fund or the RBB Fund is subject to specific risks arising from the types of securities in which the Fund or the RBB Fund invests and general risks arising from investing in any mutual fund. There is no assurance that the Fund or the RBB Fund will meet its investment objective, and investors could lose money by investing in the Fund or the RBB Fund. As with all mutual funds, an investment in the Fund or the RBB Fund is not insured or guaranteed by the U.S. Government, FDIC, Federal Reserve Board or any other government agency.

Since the Fund and the RBB Fund (collectively, the "Funds") purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' equity securities may fluctuate drastically from day to day.

Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

The Funds are also subject to the risk that small capitalization ("small-cap") stocks may underperform other segments of the equity market or the equity market as a whole. The small-cap companies that the Funds invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange. Because the Funds may invest in American Depository Receipts, they are subject to some of the same risks as direct investments in foreign companies. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

More information about certain types of portfolio securities and investment techniques, and their associated risks, is provided in the prospectuses of the RBB Fund. You should consider the investment risks discussed in the prospectuses of the RBB Fund which are important to your investment choice.

INFORMATION ABOUT THE REORGANIZATION

Significant features of the Reorganization are summarized below. This summary is qualified in its entirety by reference to the Reorganization Agreement which is attached as Appendix A.

Trustees' Considerations

The Trustees of the Trust have determined that the Reorganization is in the best interest of the shareholders of the Fund, and that the interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization. The Trustees have also considered and unanimously approved the terms and conditions of the Reorganization Agreement. The following sets forth in greater detail the steps taken by the Trustees in arriving at these conclusions.

In July 2009, the Adviser notified the Trustees of the Trust that, after exploring alternatives for the Fund, it was recommending that the Trustees approve the Reorganization of the Fund into the RBB Fund. Based on estimated expenses, the Adviser expects shareholders to benefit from the lower expenses of the RBB Fund. The Adviser has agreed to waive fees and reimburse expenses as necessary to limit the RBB Fund's total annual fund operating expenses to 1.35% and 1.10% of the RBB Fund's average daily net assets for the Investor Class Shares and I Shares, respectively, through December 31, 2011. In addition, the RBB Fund will implement a securities lending program which the Adviser believes provides the opportunity for greater return to shareholders. The Adviser also expects the RBB Fund to realize greater efficiency due to the fact that most of RBB's service providers are affiliated entities.

At a meeting of the Board of Trustees held on August 12, 2009, the Trustees of the Trust discussed the Reorganization with representatives of the Adviser who participated by telephone. In advance of the meeting, materials were provided to the Trustees by the Adviser and independent legal counsel.

The Board of Trustees considered (with the advice and assistance of independent legal counsel) the following matters, among others and in no order of priority, in approving the proposal.

•  The investment objective and investment strategies and policies of the RBB Fund are the same as those of the Fund.

•  Shareholders of the Fund will experience continuity in portfolio management because Perimeter, the investment adviser to the Fund, will continue to manage the RBB Fund's assets on a day-to-day basis as the investment adviser to the RBB Fund.

•  The Adviser has contractually agreed to continue to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.35% and 1.10% of the RBB Fund's average daily net assets for the Investor Class Shares and I Shares, respectively, through December 31, 2011.

•  The Reorganization is intended to be tax-free for federal income tax purposes for the Fund and its shareholders (although no assurances can be given that the Internal Revenue Service will take a similar position).

•  The costs of the Reorganization (except for fees paid to governmental authorities for registering or qualifying shares of the RBB Fund to be issued in connection with the Reorganization, which fees will be paid by the RBB Fund) will not be borne by the Fund.

•  Because the RBB Fund will be the accounting successor to the Fund and will assume the Fund's performance record, the Adviser expects to be able to increase the RBB Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives with no historical performance record. That expected asset growth benefits the Adviser by increasing its management fees and accelerating the point at which management of the RBB Fund is profitable to the Adviser. It is anticipated that, if Fund assets increase, shareholders might also benefit from certain economies of scale that the Fund may not otherwise realize at its current asset levels.

•  The expected post-Reorganization expenses of the RBB Fund are expected to be substantially similar to the expenses of the Fund. In this regard, the Trustees noted that the fee waivers and expense reimbursement arrangement currently in place for the Fund will continue for a period of at least two (2) years from the date of the Reorganization. Whereas Investor Class Shares of the Fund currently pay a shareholder servicing fee at a rate of 0.25% per year of the average daily net assets of Investor Class Shares of the Fund, Investor Class Shares of the RBB Fund would pay a distribution (12b-1) fee at a rate of up to 0.25% per year of the average daily net assets of Investor Class Shares of the Fund.

The Trustees determined that the Reorganization is in the best interest of the shareholders of the Fund, and that the interests of the existing shareholders of the Fund would not be diluted as a result of the Reorganization. The Trustees also considered and unanimously approved the terms and conditions of the Reorganization Agreement.

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement attached to this Proxy/Prospectus as Appendix A.

The Reorganization Agreement provides that with respect to the Fund: (1) all of the Fund's assets will be acquired, and all of the liabilities of the Fund will be assumed, by the RBB Fund in exchange for Investor Class Shares and I Shares of the RBB Fund (collectively, "Acquisition Shares"), (2) Acquisition Shares received will be distributed to the shareholders of the Fund, and (3) the Fund will liquidate.

Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur immediately prior to the opening of business on December 14, 2009 or on such later date as the parties may agree (the "Closing Date").

With respect to the Reorganization, each shareholder of the Fund will receive the number of full and fractional (to the third decimal place) Acquisition Shares (Investor Class Shares in the case of the holders of Investor Class Shares of the Fund and I Shares in the case of the holders of I Shares of the Fund) equal in value to the value of the Investor Class Shares and I Shares of the Fund held as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the business day next preceding the Closing Date. Immediately upon receipt of the Acquisition Shares, the Fund will liquidate and distribute pro-rata to its shareholders of record as of the Closing Date the Acquisition Shares received by the Fund in the Reorganization.

The liquidation and distribution of the Fund's shares will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Fund on the books of the RBB Fund to open accounts on the share records of the RBB Fund in the names of the shareholders of the Fund. The aggregate net asset values of the Acquisition Shares to be credited to the shareholders of the Fund will be equal to the aggregate net asset values of the Investor Class Shares and I Shares of the Fund owned by such shareholders at the close of business on the business day immediately preceding the Closing Date. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund.

Under the Reorganization Agreement, all of the expenses in connection with entering into and carrying out the transactions contemplated by the Reorganization Agreement will be paid by the Adviser or RBB, except for the fees paid to governmental authorities for registering or qualifying the Acquisition Shares to be issued in connection with the Reorganization, which fees will be paid by the RBB Fund.

The Reorganization Agreement contains a number of representations and warranties made by the Trust to RBB related to, among other things, its legal status, compliance with laws and regulations and financial position (section 5.1) and similar representations and warranties made by RBB to the Trust (section 5.2). The

Reorganization Agreement contains a number of conditions precedent that must occur before either the Trust or RBB are obligated to proceed with the Reorganization (sections 7, 8 and 9). These include, among others, that: (1) the shareholders of the Fund approve the Reorganization; (2) the Trust receives from RBB's legal counsel and RBB receives from the Trust's legal counsel, certain opinions supporting the representations and warranties made by each party regarding legal status and compliance with laws and regulations (including an opinion from RBB's counsel that the Acquisition Shares issued in the Reorganization will be validly issued, fully paid and non assessable); (3) both the Trust and RBB receive from RBB's counsel the tax opinion discussed below under "Federal Income Tax Consequences;" and (4) the receipt of certain certificates from the Trust and RBB officers concerning the continuing accuracy of representations and warranties in the Reorganization Agreement.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date by: (1) the mutual agreement of the Trust and RBB; (2) the Trust following a material breach by RBB of any representation, warranty, covenant or agreement contained in the Reorganization Agreement to be performed by RBB at or prior to the Closing Date; (3) RBB upon a material breach by the Trust of its representation, warranty, covenant or agreement contained in the Reorganization Agreement to be performed by the Trust at or prior to the Closing Date; (4) the Trust, if a condition precedent to its obligations under the Reorganization Agreement has not been met and it reasonably appears that it will not or cannot be met; (5) by RBB, if a condition precedent to its obligations under the Reorganization Agreement has not been met and it reasonably appears that it will not or cannot be met; (6) by the Trust or RBB, if any governmental authority of competent jurisdiction shall have issued a judgment, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting the Reorganization Agreement or the consummation of the Reorganization and such judgment, injunction, order, ruling, decree or other action becomes non-appealable, provided the terminating party has made reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or (7) either the Trust or RBB if the closing does not occur by June 30, 2010.

Approval of the Reorganization requires the approval of the holders of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are represented at the Special Meeting in person of by proxy. See "Voting Information" below for more information.

If the Reorganization is approved, Fund shareholders who do not wish to have their shares exchanged for shares of the RBB Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Description of the Securities to be Issued

Shareholders of the Fund as of the Closing Date will receive full and/or fractional Acquisition Shares in accordance with the procedures provided for in the

Reorganization Agreement, as described above. The Acquisition Shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued, and will have no pre-emptive or conversion rights. The rights of shareholders of the Trust and RBB are comparable. For more information see "Comparison of the Fund and the RBB Fund — Comparison of the Trust's and RBB's Charter Documents and — Shareholder Transactions and Services of the Fund and the RBB Fund."

Federal Income Tax Consequences

The exchange of the Fund's assets for the Acquisition Shares and the assumption of the liabilities of the Fund pursuant to the Reorganization Agreement is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Code. As a condition to the closing of the Reorganization, the Trust and RBB will receive the opinion of Drinker Biddle & Reath LLP, counsel to RBB, to the effect that on the basis of the existing provisions of the Code, Treasury regulations thereunder, current administrative rulings and pronouncements and court decisions, and certain facts, qualifications, assumptions and representations, with respect to the Reorganization, for federal income tax purposes:

(1)  the Reorganization will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, and the RBB Fund and the Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  the Fund will recognize no gain or loss (a) upon the transfer of its assets to the RBB Fund in exchange for RBB Fund shares and the assumption of the liabilities of the Fund, and (b) upon the distribution of the RBB Fund shares to the shareholders of the Fund;

(3)  the RBB Fund will recognize no gain or loss upon the receipt of the assets of the Fund in exchange for the Acquisition Shares and the assumption of the liabilities of the Fund;

(4)  the tax basis in the hands of the RBB Fund of each asset of the Fund transferred to the RBB Fund in the Reorganization will be the same as the basis of that asset in the hands of the Fund immediately before the transfer;

(5)  the holding period of each asset of the Fund in the hands of the RBB Fund will include the period during which that asset was held by the Fund;

(6)  the shareholders of the Fund will recognize no gain or loss upon their receipt of the Acquisition Shares;

(7)  the aggregate tax basis of the Acquisition Shares received by each shareholder of the Fund will equal the aggregate tax basis of the Fund shares surrendered in exchange therefor;

(8)  the holding periods of the Acquisition Shares received by each Fund shareholder will include the holding periods of the Fund shares surrendered in exchange therefor, provided that the Fund shares are held by that shareholder as capital assets on the date of the exchange;

(9)  the RBB Fund will succeed to and take into account the tax attributes of the Fund described in Section 381(c) of the Code; and

(10)  The taxable year of the Fund shall not end on the Closing Date but shall instead continue as the taxable year of the RBB Fund.

Shares held for the purpose of investment are generally considered to be capital assets.

Neither the Trust nor RBB has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position.

Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Capitalization

The following tables show the capitalization of the Fund and the RBB Fund as of July 31, 2009, and the capitalization of the RBB Fund on a pro-forma basis as of that date after giving effect to the Reorganization. The following are examples of the number of Investor Class Shares and I of the RBB Fund that would be exchanged for the shares of the Fund if the Reorganization shown had been consummated on July 31, 2009, and do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization depicted occurs. Amounts in the tables are in thousands, except for net asset value per share. The RBB Fund is a new investment portfolio with no assets and liabilities that will commence operations upon completion of the Reorganization.

	The Fund*	The RBB Fund**	Pro Forma Adjustments	Combined Fund Pro Forma
Net Assets:	$138,928,966 (Investor Class Shares) $154,905,117 (I Shares)	$0.00 (Investor Class Shares) $0.00 (I Shares)	$0.00 $0.00	$138,928,966 (Investor Class Shares) $154,905,117 (I Shares)

Net Asset Value Per Share:	$8.45 (Investor Class Shares) $8.48 (I Shares)	$0.00 (Investor Class Shares) $0.00 (I Shares)	$0.00 $0.00	$8.45 (Investor Class Shares) $8.48 (I Shares)

Shares Outstanding:	16,438,182 (Investor Class Shares) 18,270,473 (I Shares)	0 (Investor Class Shares) 0 (I Shares)	0 0	16,438,182 (Investor Class Shares) 18,270,473 (I Shares)

*  The Fund will be the accounting survivor for financial statement purposes.

**  The RBB Fund is a newly-organized fund that has been created for purposes of the Reorganization and therefore no estimated capitalization is available.

COMPARISON OF THE FUND AND THE RBB FUND

Investment Objectives and Principal Investment Strategies

The Fund and the RBB Fund's investment objective and principal investment strategies are the same. This section briefly describes the investment objective and principal investment strategies of the Fund and the RBB Fund. More complete information may be found in the respective prospectuses for the Fund and the RBB Fund.

Investment Objective: Seek long-term capital appreciation.

Principal Investment Strategies: Under normal circumstances, the Fund and the RBB Fund each invests at least 80% of its net assets in small-cap equity securities. This investment policy may be changed by the Fund or the RBB Fund upon 60 days' prior notice to shareholders. Each Fund currently defines small-cap equity securities as those of companies with market capitalizations between $50 million and $3 billion at the time of purchase. Each Fund's investments will generally consist of U.S. traded securities, which may include American Depositary Receipts, among other types of securities.

The investment philosophy of the Fund and the RBB Fund is based on the premise that a portfolio of small cap stocks with positive earning trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, strong balance sheets, and strong current and projected business fundamentals which are priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Because companies tend to shift in relative attractiveness, each Fund may buy and sell securities frequently, which may result in higher transaction costs, additional capital gains tax liabilities and may adversely impact performance. In addition, in order to implement its investment strategy, the Adviser may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the stated market capitalization range defined above.

Investment Restrictions

The fundamental and non-fundamental investment restrictions of the Fund and the RBB Fund are the same. This section briefly describes the investment restrictions of the Funds. More complete information may be found in the respective statements of additional information for the Fund and the RBB Fund.

Unless otherwise indicated, the restrictions discussed below are fundamental policies of the Fund and the RBB Fund. This means that they cannot be changed without approval of shareholders. Investment restrictions that are non-fundamental may be changed for the Fund and the RBB Fund by the Board of Trustees of the Trust and the Board of Directors of RBB, respectively.

Maintenance of Status as a "Diversified Company." Each Fund is a "diversified company" as defined by the 1940 Act. A "diversified company" is one that, with respect to at least 75% of the value of its total assets, is invested in cash, cash items, government securities and other securities. As to other securities, these are limited as to any one issuer to: (1) an amount no greater than 5% of the value of the total assets of a Fund; and (2) not more than 10% of the outstanding voting securities of the issuer. The test applies at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in U.S. government securities and regulated investment companies.

Issuance of Senior Securities. Both the Fund and the RBB Fund are prohibited from issuing senior securities except to the extent permitted under the 1940 Act , the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Borrowings. The Funds may not borrow money except to the extent permitted under the 1940 Act , the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Each Fund has a non-fundamental policy not to borrow money in an amount exceeding 33 1/3% of the value its total assets, provided that for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total net assets. This non-fundamental policy may be changed by each Fund's Board without shareholder approval.

Loans. Each Fund may not make loans except to the extent permitted under the 1940 Act , the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Each Fund has a non-fundamental policy not to make loans if, as a result, more than 33 1/3% of a Fund's total net assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities. This non-fundamental policy may be changed by each Fund's Board without shareholder approval.

Securities Underwriting. The Funds may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act , the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Under the 1940 Act, each of the Funds may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Concentration in Industries. Each Fund may not concentrate investments in a particular industry or group of industries. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions. Each Fund has a non-fundamental policy not to purchase any securities which would cause 25% or more of the total net assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. This non-fundamental policy may be changed by each Fund's Board without shareholder approval.

Commodities and Real Estate. Each Fund has a fundamental policy that permits direct investment in commodities or real estate. However, each Fund has a non-fundamental policy not to purchase or sell real estate, physical commodities, or commodities contracts, except that such Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. This non-fundamental policy may be changed by each Fund's Board without shareholder approval.

Investments in Illiquid Securities. As a non-fundamental limitation, each Fund may not hold illiquid securities in amounts exceeding, in the aggregate, 15% of the Fund's net assets. This non-fundamental policy may be changed by each Fund's Board without shareholder approval.

80% Policy. Each Fund has a non-fundamental policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in securities of small companies. This non-fundamental investment policy may be changed by each Fund upon 60 days' prior notice to shareholders.

Comparison of the Trust's and RBB's Charter Documents

The Trust is organized as a Massachusetts business trust. RBB is organized as a Maryland corporation. The operations of the Trust are governed by the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust Charter"), Amended and Restated By-laws and applicable Massachusetts law. The operations of RBB are governed by RBB's Articles of Incorporation, as amended and supplemented to date (the "RBB Charter"), By-laws and applicable Maryland law. The operations of both the Trust and RBB are also subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities laws. In general, the charter documents governing the Trust are similar to those documents governing RBB. The attributes of a share of beneficial interest of the Trust and a share of common stock of RBB are also comparable. The following is only a summary of certain of the differences between the Trust and the Trust Charter, on the one hand, and RBB and the RBB Charter, on the other. It is not a complete list of differences.

Trustees of the Trust and Directors of RBB

Subject to the provisions of the RBB Charter, the operations of the RBB Fund are supervised by RBB's Directors and, subject to the provisions of the Trust Charter,

the operations of the Trust are supervised by the Trust's Trustees. The responsibilities, powers and fiduciary duties of the RBB Directors are substantially the same as those of the Trust Trustees.

Any Director of RBB may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of directors. Each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age seventy-five or until the last day of year 2011, whichever is later. The Board of Directors may waive the retirement policy with respect to an individual Director.

By vote of the shareholders holding a majority of the shares entitled to vote, the shareholders of the Trust may remove a Trustee with or without cause. By vote of a majority of the Trustees then in office, the Trustees may remove a Trustee. Each Trustee shall resign at the end of the calendar year in which such person first attains the age of seventy-five years, unless the Trustees unanimously approve an exemption from the Trust's policy.

Liability and Indemnification of the Trust Trustees and RBB Directors

To protect the RBB Directors against certain liabilities, the RBB Charter provides that, to the fullest extent permitted by the Maryland General Corporation Law, (1) no director or officer of RBB shall have any liability to RBB or its shareholders for damages and (2) RBB shall indemnify and advance expenses to its current and former directors and officers, except that directors and officers shall not be protected by RBB for any liability to RBB or its shareholders by reason of his/her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office.

The Trust Charter provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Trust Charter also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Trust Charter that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Trust Charter shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

Shareholder Liability

With respect to the RBB Fund, Maryland law provides that a shareholder does not have liability for the obligations of the corporation.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the

Trust Charter contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Trust Charter provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Trust.

Voting Rights of Shareholders of the Trust and RBB

Holders of shares of each class of the RBB Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Shareholders of RBB are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights for RBB are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of RBB may elect all of the Directors. Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by the RBB Charter and By-laws, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio).

Each shareholder of record of the Trust is entitled to one vote for each share held on the record date for the meeting. Each Trust portfolio will vote separately on matters relating solely to it. Except when a larger vote is required by any provisions of the Trust Charter, a majority of the shares voted on any matter shall decide such matter and a plurality shall elect a Trustee, provided that where any provision of law or of the Trust Charter permits or requires that the holders of any series or class shall vote a series or class, then a majority of the shares of that series or class voted on the matter shall decide that matter insofar as that series or class is concerned.

Termination of the Trust/RBB and its Series or Classes

The Board of Directors of RBB has the authority, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class of shares to be redeemed at a price equal to their net asset value which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets of a class of shares into money and, in connection therewith, to cause all outstanding shares of such class of shares to be redeemed at their net asset value; (c) combine the assets of a class of shares with the assets belonging to one or more other classes of RBB if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class of shares to be redeemed or converted into shares of another class at their net asset value; and (d) redeem shares of any of class of shares for any other reason if the Board of Directors has determined that it is in the best interest of RBB to do so, provided that such redemption is at the net asset value of such class of shares. The exercise of this authority by the Board of Directors of RBB may be subject to certain restrictions under the 1940 Act, and other federal or state laws.

The Trust Charter provides that the Trust or any series of the Trust may be terminated at any time by vote of shareholders holding at least a majority of the shares entitled to vote, or by the Trustees by written notice to the Shareholders.

The Investment Adviser and Advisory Fee Information

The Fund is managed on a day-to-day basis by Perimeter. Perimeter will continue to serve as the investment adviser to the RBB Fund following the Reorganization. As of July 31, 2009, Perimeter had assets under management of approximately $934.9 million.

The following table shows the contractual investment advisory fee ratios after any fee waivers for the Fund and the RBB Fund. The fees for the Fund are based on actual expenses for the fiscal year ended July 31, 2009. The fees for the RBB Fund represent the pro forma annualized advisory fees before and after waivers based upon fee arrangements that will be in place upon consummation of the Reorganization.

The Fund's Advisory Fees Before/After Waivers	RBB Fund's Advisory Fees Before/After Waivers
0.90%/0.59%[1]	0.90%/0.85%[2]

1  Effective June 1, 2009, the Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding, as a percentage of the Fund's Investor Class Shares' average daily net assets, 1.10% plus the amount of any shareholder servicing fees paid by the Fund up to 0.25%. The Adviser may discontinue all or part of its fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.10% plus the amount of any shareholder servicing fees paid by the Fund up to 0.25% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period.

Effective June 1, 2009, the Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% of the Fund's I Shares' average daily net assets. The Adviser may discontinue all or part of its fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.10% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period.

2  The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) to 1.35% and 1.10% of the RBB Fund's average daily net assets for the Investor Class Shares and I Shares, respectively, through December 31, 2011. If at any time during the first three years the advisory agreement between the Adviser and RBB on behalf of the RBB Fund is in effect, the RBB Fund's Total Annual Fund Operating Expenses for that year are less than 1.35% or 1.10% for the Investor Class Shares and

I Shares, respectively, the Adviser is entitled to reimbursement by the RBB Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund.

Other Service Providers

The Trust and RBB have different service providers. Upon completion of the Reorganization, RBB will continue to engage its existing service providers. In all cases, the types of services provided to the Trust and RBB under the service arrangements are substantially similar.

	The Trust	RBB
Principal Underwriter	SEI Investments Distribution Co.	PFPC Distributors, Inc.

Administrator	SEI Investments Global Funds Services	PNC Global Investment Servicing (U.S.) Inc.

Transfer Agent	DST Systems, Inc.	PNC Global Investment Servicing (U.S.) Inc.

Custodian	Union Bank of California, N.A	PFPC Trust Company

Independent Registered Public Accounting Firm	Ernst & Young LLP	Ernst & Young LLP

Administration Arrangements

The Trust. SEI Investments Global Funds Services (the "Administrator") serves as the Administrator to the Trust. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the Agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

Fee (as a percentage of aggregate average annual assets)	Fund's Average Daily Net Assets
0.10%	First $250 million

0.08%	Next $250 million

0.06%	Balance over $500 million

The foregoing fee is subject to a minimum annual fee of $100,000 for the Fund, and is applicable to each portfolio within the Trust. For each additional class (after the initial class) of shares of each portfolio, the minimum annual fee will be increased by $15,000.

RBB. PNC Global Investment Servicing (U.S.) Inc. ("PNC") serves as administrator to the RBB Fund pursuant to an Administration and Accounting Services Agreement (the "Administration Agreement"). PNC has agreed to furnish the RBB Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the RBB Fund. In addition, PNC has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the RBB Fund. The Administration Agreement provides that PNC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PNC shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For these administrative services to the RBB Fund, PNC is entitled to a fee, which is detailed below in the following schedule:

Fee (as a percentage of aggregate average annual assets)	Fund's Average Daily Net Assets
0.08%	First $250 million

0.07%	Next $250 million

0.06%	Next $250 million

0.04%	Balance over $750 million

The minimum monthly fee will be $5,833 per month, exclusive of Rule 38a-1 base compliance support services fees, costs of obtaining independent security market quotes, data repository and analytics suite access fees and out-of-pocket expenses.

The Administration Agreement provides that PNC shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB or the RBB Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

Shareholder Transactions and Services of Perimeter Small Cap Growth Fund and RBB Fund

This section compares the shareholder transactions and services of the Trust and the RBB Fund. The following is qualified in its entirety by the more detailed information in the prospectuses for the Fund and the RBB Fund, which are incorporated by reference into this Proxy/Prospectus. Unless otherwise indicated, terms used herein and not otherwise defined have the same meanings as are given to them in such prospectuses.

Distribution and Shareholder Servicing Arrangements

Investor Class Shares of the Fund. Investor Class Shares of the Fund are offered at net asset value with no front-end or contingent deferred sales charges. The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of Investor Class Shares. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders.

Investor Class Shares of the RBB Fund. Investor Class Shares of the RBB Fund are offered at net asset value with no front-end or contingent deferred sales charges. The RBB Fund has adopted a distribution and service plan (the "RBB Investor Class Plan") under which Investor Class Shares of the RBB Fund bear distribution and service fees paid to authorized dealers and PFPC Distributors, Inc. ("PFPC"). Under the RBB Investor Class Plan, PFPC is entitled to a monthly fee from the RBB Fund for distribution services equal, on an annual basis, to 0.25% of the average daily net assets of the RBB Fund attributable to Investor Class Shares. The distribution fees are subject to the requirements of Rule 12b-1 under the 1940 Act, and may be used (among other things) for: (1) compensation for PFPC's services in connection with Investor Class distribution assistance; or (2) a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and PFPC's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with Investor Class distribution assistance.

I Shares of the Fund. I Shares of the Fund are offered at net asset value with no front-end or contingent deferred sales charges. I Shares are not subject to fees payable under a distribution plan or shareholder servicing plan.

I Shares of the RBB Fund. I Shares of the RBB Fund are offered at net asset value with no front-end or contingent deferred sales charges. I Shares are not subject to fees payable under a distribution plan or shareholder servicing plan.

Purchases, Redemptions and Exchanges of Shares

Purchase Policies.

The following chart compares existing purchase policies of the Trust and the RBB Fund:

	The Fund: Investor Class Shares	The RBB Fund: Investor Class Shares
Minimum Initial Investment	$100,000	$100,000

Minimum Subsequent Investments	None	None

Purchase Methods	Purchases are generally made through a securities broker or other financial intermediary. Purchases are also permitted to be made directly from the Fund by mail (including express delivery) or by wire or Automated Clearing House.

	The Fund: I Shares	The RBB Fund: I Shares
Minimum Initial Investment	$100,000	$100,000

Minimum Subsequent Investments	None	None

Purchase Methods	Purchases are generally made through a securities broker or other financial intermediary. Purchases are also permitted to be made directly from the Fund by mail (including express delivery) or by wire or Automated Clearing House.

Redemption Procedures.

The following chart compares existing redemption procedures of the Fund and the RBB Fund.

	The Fund: Investor Class Shares	The RBB Fund: Investor Class Shares
Request made through an Authorized Broker-Dealer or Other Financial Institution or Adviser	Yes	Yes

Request Made by Mail	Yes	Yes

Request made by Telephone	Yes	Yes

Proceeds paid by Wire	Yes (may be subject to a $10 fee)	Yes (may be subject to a $7.50 fee)

Proceeds paid by Check	Yes	Yes

Check Writing Privileges	No	No

Involuntary Redemptions	If your account balance drops below $10,000 because of redemptions, you may be required to sell your shares (30 days' written notice provided).	If your account balance drops below $500 for any reason, you may be required to sell your shares (30 days' written notice provided).

	The Fund: I Shares	The RBB Fund: I Shares
Request made through an Authorized Broker-Dealer or Other Financial Institution or Adviser	Yes	Yes

Request Made by Mail	Yes	Yes

Request made by Telephone	Yes	Yes

Proceeds paid by Wire	Yes (may be subject to $10 fee)	Yes (may be subject to a $7.50 fee)

Proceeds paid by Check	Yes	Yes

Check Writing Privileges	No	No

Involuntary Redemptions	If your account balance drops below $10,000 because of redemptions, you may be required to sell your shares (30 days' written notice provided).	If your account balance drops below $500 as a result of a redemption or an exchange request, you may be required to sell your shares (30 days' written notice provided).

Pricing of Shares for the Fund and the RBB Fund

The price per share (offering price) will be the net asset value per share next determined after the Fund or the RBB Fund receives your purchase order.

For processing purchase and redemption orders, the net asset value per share of each of the Fund and the RBB Fund is calculated each business day at the close of regular trading hours on the NYSE (generally, 4:00 p.m. Eastern time). The net asset value per share of each of the Fund and the RBB Fund is determined on any day that the NYSE is open.

Dividends and Other Distributions

Both the Fund and the RBB Fund declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, are distributed by the Fund and the RBB Fund at least annually.

MATERIALS INCORPORATED BY REFERENCE

Information about the Fund is included in the Prospectuses for the Fund (as supplemented) dated November 28, 2008, which are incorporated herein by reference.

Information about the RBB Fund is included in the Prospectuses for the RBB Fund (as supplemented) dated November 5, 2009, copies of which accompany this Proxy/Prospectus and are incorporated herein by reference.

VOTING INFORMATION

General Information

The Trustees of the Trust are furnishing this Proxy/Prospectus in connection with the solicitation of proxies for the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust and RBB may also solicit proxies by telephone or otherwise. Shareholders may vote: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope, (2) by touch-tone voting, or (3) by on-line voting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

Only shareholders of record at the close of business on October 15, 2009 will be entitled to vote at the Special Meeting. On that date, 35,735,542.855 Fund shares (17,243,660.035 Investor Class Shares and 18,491,882.820 I Shares) were outstanding and entitled to be voted. Each whole and fractional share of the Fund is entitled to a whole or fractional vote, as the case may be.

The votes of the shareholders of RBB Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

If an accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting.

Shareholder and Board Approvals

The Reorganization Agreement is being submitted for approval by the Fund's shareholders at the Special Meeting pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws, and was unanimously approved by the Trustees of the Trust at a meeting held on August 12, 2009. Fund shareholders will vote on the Reorganization Agreement together as a single class. A majority of shares of the Fund entitled to vote constitutes a quorum at the Special Meeting. Approval of the Reorganization requires the approval of the holders of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are represented at the Special Meeting in person or by proxy. A vote for the Reorganization Agreement includes a vote for the Reorganization of the Fund; conversely, a vote against the Reorganization Agreement is a vote against the Reorganization of the Fund.

Quorum and Adjournment

In the event that a quorum is not present at the Special Meeting, one or more adjournment(s) may be proposed to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to owners with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment.

Any adjourned session or sessions may be held after the date set for the original Special Meeting without notice except announcement at the Special Meeting. Any such adjournment(s) will require the affirmative vote of a plurality of those shares affected by the adjournment(s) that are represented at the Special Meeting in person or by proxy and entitled to vote.

A quorum is constituted by the presence in person or by proxy of the holders of a majority of the shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of the Record Date, the officers and the Trustees of the Trust as a group owned or controlled less than 1% of the Fund's outstanding shares in the aggregate.

Control Persons. To the best knowledge of the Trust, as of the Record Date, no person owned of record or beneficially, more than 25% of the outstanding shares of the Fund.

Principal Shareholders. To the best knowledge of the Trust, as of the Record Date, no person except as set forth in the following table owned of record 5% or more of the outstanding shares of the Fund. The following table sets forth the name, address and share ownership of each person known to the Trust to have ownership with respect to 5% or more of the Investor Shares and I shares, respectively. The type of ownership of each entry listed on the table is record ownership. The percentage of the RBB Fund that would be owned by the below named shareholders upon consummation of the Reorganization is not expected to change.

As of the Record Date, the RBB Fund has not yet commenced operations and has no outstanding shares.

Investor Shares

Name and Address	Amount of Shares Owned	Percentage of Class Owned	Percentage of Fund Owned
National Financial Services LLC	6,028,383.134	34.96%	16.87%
FBO Exclusive Benefit of
Customers
Attn Mutual Funds
Dept 200 Liberty Street
One World Financial Center
New York, NY 10281

Name and Address	Amount of Shares Owned	Percentage of Class Owned	Percentage of Fund Owned
Charles Schwab & Co., Inc.	1,658,418.379	9.62%	4.64%
Special Custody A/C
FBO Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104
Vanguard Fiduciary Trust
Company	1,058,214.022	6.14%	2.96%
FBO 401K Clients
Attn Investment Services
PO Box 2600
Valley Forge, PA 19482

I Shares

Name and Address	Amount of Shares Owned	Percentage of Class Owned	Percentage of Fund Owned
Prudential Investments	8,359,033.171	45.20%	23.39%
Management Services
FBO Mutual Fund Clients
Attn PruChoice
Gateway Center 3
100 Mulberry St
Newark, NJ 07102
National Financial Services LLC	4,008,070.811	21.67%	11.22%
FBO Exclusive Benefit of
Customers
Attn Mutual Funds Dept
200 Liberty Street
One World Financial Center
New York, NY 10281
Charles Schwab & Co., Inc.	1,188,142.881	6.43%	3.33%
Special Custody A/C
FBO Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

OTHER INFORMATION

Shareholder Proposals

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Other Business

The Adviser and the Trust know of no business to be presented to the Special Meeting other than the matters set forth in this Proxy/Prospectus.

Available Information

The Trust and RBB are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust and RBB may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549, and at certain of the following regional offices of the SEC listed below: Northeast Regional Office, 3 World Financial Center, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates. Information included in the Proxy/Prospectus concerning the Trust was provided by the Trust and information included in the Proxy/Prospectus concerning RBB was provided by RBB.

Experts

The audited financial statements for the Fund, appearing in the Fund's 2009 Annual Report, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report therein and incorporated by reference into the Statement of Additional Information relating to this Proxy/Prospectus. Such financial statements are incorporated therein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trust or to RBB in writing at the address(es), or by phone at the phone number(s), on the cover page of this Proxy/Prospectus.

* * *

Shareholders who do not expect to be present at the Special Meeting are requested to mark, sign and date the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States. Shareholders also may vote on-line or by telephone.

The Trust will furnish, without charge, copies of the Fund's Annual Report to any shareholder upon request by calling the Trust at the telephone number stated above or by writing the Trust at the following address: The Advisors' Inner Circle Fund II, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of ________, 2009, is by and among: The Advisors' Inner Circle Fund II, a Massachusetts business trust, for itself and on behalf of its series Perimeter Small Cap Growth Fund; The RBB Fund, Inc., a Maryland corporation, for itself and on behalf of its series Perimeter Small Cap Growth Fund; and Perimeter Capital Management LLC, a Delaware limited liability company, solely for purposes of paragraphs 6.9, 9.8 and 10.2 hereof.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended. The reorganization will consist of the transfer of all of the assets of the Acquired Fund (as hereinafter defined) to, and the assumption of the Acquired Fund's liabilities (other than certain expenses of the reorganization contemplated hereby) by, the Acquiring Fund (as hereinafter defined), in exchange for shares of equal U.S. dollar value of the Acquiring Fund, which shall thereafter promptly be distributed to the shareholders of the Acquired Fund in connection with its liquidation as described in this Agreement and set forth in Appendix A attached hereto.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   DEFINITIONS

Acquired Fund	Perimeter Small Cap Growth Fund, a series of The Advisors' Inner Circle Fund II

Acquired Fund Custodian	Union Bank of California, N.A.

Acquired Fund Prospectus	The current prospectuses and statement of additional information for the Acquired Fund

Acquired Fund Shareholders	The record holders of Acquired Fund shares as of the close of business on the Valuation Date

Acquiring Fund	Perimeter Small Cap Growth Fund, a series of The RBB Fund, Inc.

Acquiring Fund Custodian	PFPC Trust Company

Acquiring Fund Prospectus	The current prospectuses and statement of additional information for the Acquiring Fund

Acquisition Shares	The shares of the designated class of the Acquiring Fund to be issued and distributed to the corresponding Acquired Fund class shareholders as part of the Reorganization of the Acquired Fund as shown on Appendix A

Board(s)	The Board of Trustees of The Advisors' Inner Circle Fund II and/or the Board of Directors of The RBB Fund, Inc.

Board Members	The trustees of The Advisors' Inner Circle Fund II

Charter Documents	The Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-laws, and any amendments thereto, of The Advisors' Inner Circle Fund II and/or the Articles of Incorporation and By-Laws of The RBB Fund, Inc., and any articles supplementary and amendments thereto.

Closing	The closing of the Reorganization described in Section 4

Closing Date	November 14, 2009

Code	United States Internal Revenue Code of 1986, as amended,

Company	The RBB Fund, Inc.

Investments	The Acquired Fund's investments shown on the schedule of its investments as of July 31, 2009, referred to in subparagraph 5.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date

Liquidation Date	Immediately following the Closing on the Closing Date

Obligations	All of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date

Perimeter	Perimeter Capital Management, LLC

Reorganization	The reorganization of the Acquired Fund by the Acquiring Fund as described in Section 2

SEC	U.S. Securities and Exchange Commission

Trust	The Advisors' Inner Circle Fund II

Valuation Date	The time and date when the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be computed, which shall be as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing

1933 Act	The Securities Act of 1933, as amended

1934 Act	The Securities Exchange Act of 1934, as amended

1940 Act	The Investment Company Act of 1940, as amended

2.  TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES.

2.1.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)  The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all of the assets described in paragraph 2.2;

(b)  The Acquiring Fund will assume all of the Obligations of the Acquired Fund; except that the expenses of the Reorganization contemplated hereby to be allocated to Perimeter pursuant to paragraph 10.2 shall not be assumed or paid by the Acquiring Fund; and

(c)  The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets a number of Acquisition Shares equal in U.S. dollar value to the assets exchanged therefor. Such transactions shall take place at the Closing provided for in Section 4.

2.2.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, commodities and future interests, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the Closing Date and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

2.3.  On the Liquidation Date, the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund Shareholders, determined as of the close of business on the Valuation Date, Acquisition Shares received by the Acquired Fund pursuant to paragraph 2.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such Acquired Fund Shareholders.

2.4.  With respect to Acquisition Shares distributable to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Company will not distribute a certificate representing Acquisition Shares exchanged therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Company has been notified by the Trust, on behalf of the Acquired Fund, or its agent that such Acquired Fund Shareholder has surrendered all of its, his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

2.5.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

3.  VALUATION.

3.1.  For the purposes of Section 2, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed by the Acquired Fund, subject to review by the Acquiring Fund, as of the close of regular trading on the Valuation Date using the Acquiring Fund's valuation procedures set forth in the Acquiring Fund's Charter Documents and the Acquiring Fund Prospectus and shall be certified by such Acquired Fund. The Trust and the Company agree to use all reasonable commercial efforts to resolve prior to the Valuation Date any material differences between the valuation of the Acquired Fund's assets determined using the Acquiring Fund's valuation procedures and those determined using the Acquired Fund's valuation procedures.

3.2.  For the purposes of Section 2, the net asset value of the Acquisition Shares shall be the net asset value per share computed by the Acquiring Fund as of the close of regular trading on the Valuation Date using the valuation procedures set forth in the Acquiring Fund's Charter Documents and the Acquiring Fund Prospectus.

4.  CLOSING AND CLOSING DATE.

4.1.  The Closing Date shall be December 14, 2009, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein. The Closing shall be held at the Company's offices, Bellevue Park Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809, or at such other or place as the parties may agree.

4.2.  The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund Custodian for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all cash of the

Acquired Fund shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Acquiring Fund Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "PFPC Trust Company, custodian for Perimeter Small Cap Growth Fund."

4.3.  In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Trust, with regard to the Acquired Fund, or the Company, with regard to the Acquiring Fund, upon the giving of written notice to the other party.

4.4.  At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by an officer of the Trust, on behalf of the Acquired Fund. The Company, on behalf of the Acquiring Fund, will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares to be issued pursuant to paragraph 2.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Company will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders.

4.5.  At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Agreement.

5.  REPRESENTATIONS AND WARRANTIES.

5.1.  The Trust, for itself and on behalf of the Acquired Fund, represents and warrants the following to the Company, on behalf of itself and the Acquiring Fund, as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)  The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts;

(b)  The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof, duly designated in accordance with the applicable provisions of the Trust's Charter Documents and the 1940 Act, and the registration of each class of shares of the Acquired Fund under the 1933 Act is in full force and effect;

(c)  The Trust is not in violation in any material respect of any provision of the Trust's Charter Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund, is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)  The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of the properties or assets of the Acquired Fund, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)  The most recent statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, audited by Ernst & Young LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since the end of its most recent fiscal year or fiscal six-month period, whichever is more recent;

(g)  Since the end of its most recent fiscal year or fiscal six-month period, whichever is more recent, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)  The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(i)  All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(j)  The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus as in effect from time to time;

(k)  The execution, delivery and performance of this Agreement has been duly authorized by the Board of the Trust, and, upon approval thereof by shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(l)  The Acquisition Shares to be issued to the Acquired Fund pursuant to Section 2 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 2.3;

(m)  The information provided by the Acquired Fund for use in the Prospectus/Proxy Statement referred to in paragraph 6.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(n)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico);

(o)  At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 2.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund;

(p)  At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date;

(q)  No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either the Acquiring Fund or the Acquired Fund;

(r)  To the Trust's knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof which would have a material adverse effect on the Acquired Fund or the Acquired Fund's Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act;

(s)  The Acquired Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act; and

(t)  The Acquired Fund has no unamortized or unpaid organizational fees or expenses.

5.2.  The Company, for itself and on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

(b)  The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Company's Charter Documents and the 1940 Act;

(c)  At the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)  The Company is not in violation in any material respect of any provisions of its Charter Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(e)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Company or the Acquiring Fund, any of the properties or assets of the Acquiring Fund, or any person whom any Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)  The authorized capital of the Company consists of 100 billion shares of common stock, par value $.001 per share, classified into such number of different series as the Board may authorize from time to time. All issued and outstanding shares of the Acquiring Fund, at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(g)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes the valid and binding obligation of the Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(h)  The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and will be fully paid and non-assessable by the Company, and no shareholder of the Company will have any preemptive right of subscription or purchase in respect thereof;

(i)  The information furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement referred to in paragraph 6.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

(j)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico);

(k)  The Acquiring Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act; and

(l)  The Acquiring Fund (1) has had no significant operations other than in connection with its organization and the transactions contemplated by this Agreement, and (2) during its first fiscal year of operation and all applicable quarters of such year, intends to meet the requirements of Subchapter M of the Code for qualification as a registered investment company.

6.  COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Trust, on behalf of itself and where appropriate, on behalf of the Acquired Fund, and the Company, on behalf of itself and where appropriate, on behalf of the Acquiring Fund, each hereby covenants and agrees with the other as follows:

6.1.  Each of the Acquiring Fund and the Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions. Notwithstanding the foregoing, each of the Acquiring Fund and the Acquired Fund shall take all actions necessary to obtain the opinion described in paragraph 9.6.

6.2.  The Trust will call a meeting of its shareholders of the Acquired Fund to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

6.3.  In connection with the Acquired Fund's shareholders' meeting referred to in paragraph 6.2, the Company, on behalf of the Acquired Fund, will prepare and file a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Company will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

6.4.  The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 6.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

6.5.  The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

6.6.  Subject to the provisions of this Agreement, each of the Acquired Fund and the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

6.7.  The Company shall file a post-effective amendment to its Registration Statement on Form N-1A with the SEC as promptly as practicable registering the Acquiring Fund and its shares under the 1933 Act and 1940 Act, and any supplements and amendments as may be required (the "Company Post-Effective Amendment").

6.8.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to commence operations on the Closing Date.

6.9.  With respect to any agreement between the Trust, on behalf of the Acquired Fund, and each of its service providers ("Acquired Fund Service Provider Agreements"), the Company and Perimeter agree that any fees, costs or other amounts that become due or payable under any such Acquired Fund Service Provider Agreement in accordance with its terms (or as otherwise may be mutually agreed upon by the Trust, the Company and Perimeter) as a result of its termination: (i) shall not constitute a "material liability" or "material payment" for purposes of paragraph 5.1(d) of this Agreement; and (ii) shall not constitute the "acceleration of any obligation" or the "imposition of any penalty" for purposes of paragraph 8.2(d) of this Agreement.

6.10.  The Company, on behalf of the Acquiring Fund, agrees that, for the period beginning at the Closing Date and ending six years thereafter, all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Charter Documents of the Trust as in effect as of the date of this Agreement shall survive the Reorganization as obligations of Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against Acquiring Fund, its successors or assigns.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.  The Company, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.  The Acquired Fund shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Company, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

(a)  The Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Company's Charter Documents;

(b)  This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(c)  The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

(d)  The Acquisition Shares to be issued for transfer to Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares of common stock of the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)  The execution and delivery of this Agreement did not, and the performance by the Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Company's Charter Documents, or any provision of any agreement known to such counsel to which the Company or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Company or the Acquiring Fund is a party or by which either of them is bound;

(f)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

(g)  Such counsel does not know of any legal or governmental proceedings relating to the Company or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 6.3 or the Closing Date required to be described in the Prospectus/Proxy Statement which are not described as required;

(h)  The Company is registered with the SEC as an investment company under the 1940 Act; and

(i)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Company or the Acquiring Fund or any of their properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion (i) may assume, without any independent investigation, that the laws of the State of Maryland are identical in all respects to the laws of the Commonwealth of Pennsylvania; (ii) shall state that such opinion is solely for the benefit of the Trust and the Acquired Fund and its Trustees and officers; and (iii) may rely upon officers' certificates and certificates of public officials in rendering their opinion.

8.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Company, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

8.1.  The Trust, on behalf of the Acquired Fund, shall have delivered to the Company, on behalf of the corresponding Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

8.2.  The Company shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Company, to the following effect:

(a)  The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

(b)  This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the due authorization, execution and delivery of this Agreement by the Company on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(c)  The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)  The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Charter Documents, or any provision of any agreement to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

(e)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)  Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 6.3 or the Closing Date required to be described in the Prospectus/Proxy Statement which are not described as required;

(g)  The Trust is registered with the SEC as an investment company under the 1940 Act; and

(h)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of their properties or assets or any person whom any Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion (i) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Company; (ii) shall state that such opinion is solely for the benefit of the Company and the Acquiring Fund and its Directors and officers; and (iii) may rely upon officers' certificates and certificates of public officials in rendering their opinion.

8.3.  The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

8.4.  The Acquired Fund Custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by the Acquired Fund Custodian as of the Valuation Date.

9.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND ACQUIRED FUND.

The respective obligations of the Acquired Fund and the Acquiring Fund herender are each subject to the further conditions that on or before the Closing Date:

9.1.  This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 6.2.

9.2.  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

9.3.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

9.4.  The Registration Statement shall become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.5.  The Company Post-Effective Amendment referred to in paragraph 6.7 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.6.  The Trust, for itself and on behalf of the Acquired Fund, and the Company, for itself and on behalf of the Acquiring Fund, shall have received a favorable opinion of Drinker Biddle & Reath LLP satisfactory to each of the Trust and the Company, substantially to the effect that, for federal income tax purposes:

(a)  The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund, all as provided in Section 2 hereof, will constitute a reorganization within the meaning of

Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(b)  No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to the Acquired Fund Shareholders in liquidation, as contemplated in Section 2 hereof;

(c)  No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in Section 2 hereof;

(d)  The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)  The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(f)  No gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

(g)  The aggregate tax basis of the Acquisition Shares to be received by each Acquired Fund Shareholder will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(h)  An Acquired Fund Shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the Acquired Fund Shareholder held the Acquired Fund shares as a capital asset on the date of the exchange;

(i)  The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code; and

(j)  The taxable year of the Acquired Fund shall not end on the Closing Date but shall instead continue as the taxable year of the Acquiring Fund.

The opinion will be based on certain factual certifications made by officers of the Trust and the Company and will also be based on customary assumptions.

9.7.  At any time prior to the Closing, any of the conditions in this Section 9 may be waived jointly by the Board of the Trust, on behalf of the Acquired Fund, and the Board of the Company, on behalf of the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9.8.  Prior to the Closing Date, (a) the Board of the Company, on behalf of the Acquiring Fund, shall have authorized the issuance of and the Acquiring Fund shall have issued one share to Perimeter in consideration of the payment of $10.00, (b) Perimeter shall have, among other things, approved as the sole initial shareholder the investment advisory agreement between the Company, on behalf of the Acquiring Fund, and Perimeter and (c) immediately prior to or contemporaneously with the consummation of the transactions described in this Agreement, the share of the Acquiring Fund acquired by Perimeter has been or is redeemed for $10.00.

10.  FEES AND EXPENSES.

10.1.  The Trust, on behalf of the Acquired Fund, and the Company, on behalf of the Acquiring Fund, represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.  All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares shall be allocated to the Acquiring Fund. All of the other expenses of the Reorganization, whether or not consummated, shall be allocated as follows:

(a)  As to the expenses incurred by the Company or the Acquiring Fund, including without limitation, all accounting, legal and custodial expenses, $25,000 of such fees shall be borne by Perimeter and the remainder of such fees shall be borne by the Company; and

(b)  As to the expenses incurred by the Trust or the Acquired Fund, including without limitation, all fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of the Acquired Fund shareholders, and all accounting, additional administration expenses (if applicable), transfer agency fees or expenses of the Acquired Fund related to the conversion and transfer of shareholder records to the new transfer agent of the Acquiring Fund, legal or custodial expenses, shall be borne by Perimeter.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

11.1.  The Trust, on behalf of the Acquired Fund, and the Company, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 2.1, 2.2, 2.3, 2.5 and 6.4 and Sections 10, 11 and 14.

12.  TERMINATION.

12.1.  This Agreement may be terminated by the mutual agreement of the Board of the Trust, on behalf of the Acquired Fund, and the Board of the Company, on behalf of the Acquiring Fund. In addition, any party to the Agreement may at its option terminate this Agreement at or prior to the Closing Date because:

(a)  Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)  A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)  The consummation of the transactions contemplated herein are not in the best interest of the Company or the Trust, as determined by the Board of the Company or the Board of the Trust, respectively, and notice is given to the other party hereto;

(d)  Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this subparagraph (c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

(e)  If the transactions contemplated by this Agreement have not been substantially completed by June 30, 2010, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Company.

12.2.  If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

13.  AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and by the authorized officers of the Company, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Trust pursuant to paragraph 6.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Acquired Fund Shareholders without their further approval. At any time prior to the Closing, any of the conditions precedent to the obligations of a party under this Agreement other than those set forth in Section 9 may be waived, in whole or in part, by the other party in a writing signed and delivered by the authorized officers of the waiving party.

14.  NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by overnight courier, electronic delivery, facsimile or certified mail, addressed to:

To the Trust:

The Advisors' Inner Circle Fund II
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
Attention: Philip T. Masterson

With a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Attention: Christopher D. Menconi

To the Company:

The RBB Fund, Inc.
Bellevue Park Corporate Center
103 Bellevue Parkway
Wilmington, DE 19809
Attention: Salvatore E. Faia, President

With a copy (which shall not constitute notice) to:

Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103
Attention: Michael P. Malloy, Esq.

To Perimeter:

Perimeter Capital Management, LLC
Five Concourse Parkway, Suite 2725
Atlanta, GA 30328
Attention: George B. Ball, President

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

15.1.  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.  This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers designated below as of the date first written above.

THE ADVISORS' INNER CIRCLE FUND II for itself and on behalf of Perimeter Small Cap Growth Fund	THE RBB FUND, INC. for itself and on behalf of Perimeter Small Cap Growth Fund

By:_______________________________	By:_______________________________

Name:	Name:

Title:	Title:

PERIMETER CAPITAL MANAGEMENT LLC solely for purposes of paragraphs 6.9, 9.8 and 10.2 hereof

By:_______________________________

Name:

Title:

Appendix A

SHAREHOLDERS IN THE ACQUIRED FUND SHARE CLASS	WOULD RECEIVE THESE ACQUISITION SHARES OF THE ACQUIRING FUND IN THE REORGANIZATION

Perimeter Small Cap Growth Fund Investor Class Shares I Shares	Perimeter Small Cap Growth Fund Investor Class Shares I Shares

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PART B

PERIMETER SMALL CAP GROWTH FUND

A Series of

The Advisors’ Inner Circle Fund II

Statement of Additional Information

November 11, 2009

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:
Perimeter Small Cap Growth Fund (the “Fund”) (a series of The Advisors’ Inner Circle Fund II) One Freedom Valley Drive Oaks, Pennsylvania 19456	Perimeter Small Cap Growth Fund (the “RBB Fund”) (a series of The RBB Fund, Inc.) 103 Bellevue Parkway Wilmington, Delaware 19809

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This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated November 11, 2009 (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of the Fund which is scheduled to be held on December 11, 2009.  A copy of the Proxy/Prospectus may be obtained upon request and without charge by calling the Fund toll free at 1-888-968-4964.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy/Prospectus.  The Reorganization is expected to occur in accordance with the terms of the Reorganization Agreement.

General Information:

This SAI and the Proxy/Prospectus are related to the proposed acquisition of all of the assets of the Fund by the RBB Fund and the assumption by the RBB Fund of all of the liabilities of the Fund.  Such assets and liabilities of the Fund are proposed to be exchanged for Investor Class Shares or I Shares, as the case may be, of the RBB Fund having an aggregate value equal to the net asset value of the Fund’s Investor Class Shares or I Shares as of the Valuation Date.  At the effective time of the reorganization, the RBB Fund will distribute shares to each holder of the Fund’s shares in an amount equal in value to the shareholder’s Fund shares as of the closing date and the Fund will completely liquidate (collectively, the “Reorganization”).

Incorporation of Documents By Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents:

(1)	Statement of Additional Information dated November 28, 2008 with respect to the Fund (previously filed on EDGAR, Accession No. 0001135428-08-000506).

(2)

The audited financial statements and related report of the independent registered public accounting firm included in the Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2009 with respect to the Fund (previously filed on EDGAR, Accession No. 0001135428-09-000468). No other parts of the Annual Report are incorporated herein by reference.

(3)	Statement of Additional Information dated November 5, 2009 with respect to the RBB Fund (previously filed on EDGAR, Accession No. 0001193125-09-223780).

Pro Forma Financial Statements

Pro forma financial information has not been prepared for the reorganization of the Fund into the RBB Fund because the Fund is being reorganized into a newly organized series with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Fund.  The RBB Fund will adopt the financial statements and financial history of the Fund upon the consummation of the reorganization.

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